SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 9, 1999

                    GMAC Commercial Mortgage Securities, Inc.
             (Exact name of registrant as specified in its charter)

    DELAWARE                           333-64963               23-2811925
(State or other jurisdiction         (Commission)           (I.R.S. employer
of incorporation)                    file number)           identification no.)

 650 Dresher Road, Horsham, Pennsylvania                         19044
(Address of principal executive offices)                        Zip code)

Registrant's telephone number, including area code (215) 328-3480

                                 Not Applicable
         (Former name or former address, if changed since last report)


                         Exhibit Index Located on Page 7



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Item 2. Acquisition or Disposition of Assets.

     On February 9, 1999, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 1999, among GMAC Commercial Mortgage Securities,
Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer and Norwest Bank Minnesota, National Association, as trustee. The Certificates consist of fifteen classes identified as the "Class X Certificates," the "Class A-1 Certificates," the "Class A-2 Certificates." the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having as of the due date of each Mortgage Loan in February 1999 (the "Cut-off Date"), an aggregate principal balance of $1,334,328,273 (the "Initial Pool Balance"), after taking into account all payments of principal due on Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from GMACCM pursuant to a mortgage loan purchase agreement dated February 2, 1999, attached hereto as Exhibit 99.1, between GMACCM as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated February 2, 1999, attached hereto as Exhibit 99.2, between GACC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust ("ML Trust") pursuant to a mortgage loan purchase agreement dated February 2, 1999, attached hereto as Exhibit 99.3 between ML Trust as seller and the Depositor as purchaser. The Depositor sold a portion of the Class X Certificates and all of the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriters") pursuant to an underwriting agreement dated February 2, 1999, attached hereto as Exhibit 1.1, among the Underwriters, GMACCM and the Depositor. The Depositor sold the remaining portion of the Class X Certificates to GMACCM pursuant to a Class X Certificate Purchase Agreement dated February 2, 1999, attached hereto as Exhibit 1.2, between GMACCM and the Depositor. The Depositor sold the Class F, Class G, Class H, Class J and Class K Certificates to GMACCM pursuant to a certificate purchase agreement dated February 2, 1999 between GMACCM and the Depositor. The Depositor sold the Class R-I, Class R-II and Class R-III Certificates to Goldman, Sachs & Co.

     The Class X Certificates will not have an initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $1,334,328,273. The Class A-1 Certificates will have an initial Certificate Balance of
$240,000,000. The Class A-2 Certificates will have an initial Certificate Balance of $680,686,000. The Class B Certificates will have an initial
Certificate Balance of $66,716,000. The Class C Certificates will have an initial Certificate Balance of $66,717,000. The Class D



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Certificates will have an initial Certificate Balance of $86,731,000.  The Class
E Certificates will have an initial Certificate Balance of $20,015,000. The Class F Certificates will have an initial Certificate Balance of $83,396,000. The Class G Certificates will have an initial aggregate Certificate Balance of $13,343,000. The Class H Certificates will have an initial Certificate Balance of $26,686,000. The Class J Certificates will have an initial Certificate
Balance  of  $20,015,000.   The  Class  K  Certificates  will  have  an  initial
Certificate Balance of $30,023,273. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable

     (b)  Pro Forma Financial Information.

          Not applicable

     (c)  Exhibits.

Exhibit No.    Document Description

1.1 Underwriting Agreement, dated as of February 2, 1999, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation as underwriters.

1.2 Class X Certificate Purchase Agreement, dated as of February 2, 1999, between GMAC Commercial Mortgage Securities, Inc. as seller and GMAC Commercial Mortgage Corporation as purchaser.

4.1 Pooling and Servicing Agreement, dated as of February 1, 1999, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and Norwest Bank Minnesota, National Association, as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of February 2, 1999, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of February, 2, 1999, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of February, 2, 1999, between Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust, as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GMAC COMMERCIAL MORTGAGE SECURITIES, INC.,
                                      Registrant


                                      By:     /s/ David Lazarus
                                              ----------------------------------
                                              Name:    David Lazarus
                                              Title:   Vice President


Dated: February 19, 1999


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                                INDEX OF EXHIBITS

Exhibit        Description

1.3 Underwriting Agreement, dated as of February 2, 1999, among GMAC Commercial Mortgage Securities, Inc. as seller, GMAC Commercial Mortgage Corporation, and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation as underwriters.

1.4 Class X Certificate Purchase Agreement, dated as of February 2, 1999, between GMAC Commercial Mortgage Securities, Inc. as seller and GMAC Commercial Mortgage Corporation as purchaser.

4.1 Pooling and Servicing Agreement, dated as of February 1, 1999, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and Norwest Bank Minnesota, National Association, as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of February 2, 1999, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of February, 2, 1999, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of February, 2, 1999, between Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust, as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.


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